Execution Version

FIFTH AMENDMENT TO
AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT
AND FIRST AMENDMENT TO
AMENDED AND RESTATED COLLATERAL AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT and FIRST AMENDMENT TO AMENDED AND RESTATED COLLATERAL AGREEMENT (this “Fifth Amendment”), dated as of May 2, 2016, is among ARCHROCK PARTNERS OPERATING LLC (f/k/a EXLP Operating LLC), a limited liability company formed under the laws of the state of Delaware (the “Borrower”), ARCHROCK PARTNERS, L.P. (f/k/a Exterran Partners, L.P.), a limited partnership formed under the laws of the state of Delaware (“APLP”), the Lenders listed on the signature pages attached hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
R E C I T A L S
The Borrower, APLP, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Senior Secured Credit Agreement, dated as of November 3, 2010 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to and on behalf of the Borrower;
The Borrower desires to reduce the Aggregate Revolving Commitments from $900,000,000 to $825,000,000; and
The Borrower has requested that the Lenders amend, and the Lenders party hereto have agreed to amend, certain terms and provisions of the Credit Agreement and the Collateral Agreement as more fully provided herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.
Section 2.    Reduction of Aggregate Revolving Commitments. The Borrower desires to reduce the Aggregate Revolving Commitments by $75,000,000 as of the Fifth Amendment Effective Date upon effectiveness of this Fifth Amendment so that, after giving effect to such reduction (the “Aggregate Revolving Commitment Reduction”), the Aggregate Revolving Commitments shall equal $825,000,000. The parties hereto hereby acknowledge the Aggregate Revolving Commitment Reduction, and each Lender hereby waives the requirements contained in Section 2.06(b)(ii) of the Credit Agreement that the Borrower provide advance notice to the Administrative Agent of the Aggregate Revolving Commitment Reduction. The Aggregate Revolving Commitment Reduction shall be made ratably among the Revolving Lenders in accordance with each Revolving Lender’s Applicable Percentage as of the Fifth Amendment Effective Date. As of the Fifth Amendment Effective Date, the Aggregate Revolving Commitments shall be $825,000,000.

Section 3.    Amendments to Credit Agreement.
3.1    Global Amendment to Credit Agreement. The Credit Agreement is hereby amended by (i) deleting each reference therein to “EXLP Operating LLC” and replacing it with “Archrock Partners Operating LLC”; (ii) deleting each reference therein to “Exterran Partners, L.P.” and replacing it with “Archrock Partners, L.P.”; (iii) deleting each reference therein to “EXLP Leasing LLC” and replacing it with “Archrock Partners Leasing LLC”; (iv) deleting each reference therein to “EXLP” and replacing it with “APLP”; (v) deleting each reference therein to “EXLP Group” and replacing it with “APLP Group”; (vi) deleting each reference therein to “EXLP Leasing” and replacing it with “Archrock Partners Leasing”; and (vii) deleting each reference therein to “EXLP Partnership Agreement” and replacing it with “APLP Partnership Agreement”. After giving effect to the foregoing amendments, the defined terms “APLP”, “APLP Group”, “Archrock Partners Leasing” and “APLP Partnership Agreement” shall be moved to their correct alphabetical order.
3.2    Additional Definitions in Credit Agreement. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“Account Control Agreement” shall mean, as to any deposit account, securities account or commodity account of any Obligor held with a financial institution, an agreement or agreements, in form and substance reasonably acceptable to the Administrative Agent, among such Obligor owning such deposit account, securities account or commodity account, the Administrative Agent and the financial institution at which such deposit account, securities account or commodity account is located, which agreement establishes the Administrative Agent’s control with respect to such account. For purposes of this definition, the term “control” means “control” within the meaning of Article 9 of the UCC.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Consolidated Cash Balance” means, as of any date, the aggregate amount of unrestricted cash and Cash Equivalents (other than Excluded Cash) of the APLP Group as of such date.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Excess Cash Amount” has the meaning assigned to such term in Section 3.04(c)(ii).
“Excluded Cash” means, as of any date, the aggregate amount of cash (which may be invested in Cash Equivalents) of the APLP Group received within the preceding thirty (30) calendar days as proceeds of any issuance of Senior Notes by APLP or the Borrower or any issuance of Equity Interests by APLP which any member of the APLP Group reasonably expects to use to fund (in whole or in part) the purchase price of any acquisition permitted hereunder.
“Excluded Accounts” means (a) deposit accounts that are used solely for payroll funding and other employee wage and benefit payments, tax payments or trust purposes and (b) other deposit accounts, securities accounts or commodity accounts to the extent that the aggregate balance of all cash and Cash Equivalents held in such other deposit accounts, securities accounts or commodity accounts does not exceed $500,000.
“Fifth Amendment” means the Fifth Amendment to Amended and Restated Senior Secured Credit Agreement and First Amendment to Amended and Restated Collateral Agreement, dated as of May 2, 2016, among the Borrower, APLP, the Administrative Agent, the Swingline Lender and the Lenders party thereto.
“Fifth Amendment Effective Date” means May 2, 2016.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
3.3    Amendment and Restatement of Definitions in Credit Agreement. The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated to read in full as follows:

“LIBOR” means, with respect to any Eurodollar Borrowing for any Interest Period, the per annum rate appearing on the Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period; provided that, if such rate is less than zero, such rate shall be deemed to be zero for purposes of this Agreement. In the event that such rate does not appear on such page, then “LIBOR” with respect to such Eurodollar Borrowing for such Interest Period shall be the average of the respective rates per annum at which deposits in dollars are offered by reference banks selected by the Administrative Agent in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a period comparable to such Interest Period and in an amount substantially equal to the amount of such Eurodollar Borrowing.
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Term Loan Assumption Agreements, the Notes, the Letter of Credit Agreements, the Commitment Increase Certificates, the Additional Lender Certificates, the Letters of Credit, the Fee Letter, the Security Instruments and each compliance certificate, Borrowing Request, Letter of Credit Request or Interest Election Request executed by the Borrower pursuant to this Agreement.
3.4    Amendment to Definition of “Defaulting Lender”. Section 1.02 of the Credit Agreement is amended hereby by amending and restating clause (e) of the definition “Defaulting Lender” to read in full as follows:
“(e) (i) become the subject of a bankruptcy or insolvency proceeding, (ii) has had a receiver, conservator, administrator, trustee, custodian or similar Person appointed for it, (iii) has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment, (iv) become subject of a Bail-in Action, or (v) has a direct or indirect parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, administrator, trustee, custodian or similar Person appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has become subject to a Bail-in Action; provided that a Lender shall not become a Defaulting Lender solely as the result of the acquisition or maintenance of an ownership interest in such Lender or its parent company, or the exercise of control over such Lender or its parent company, by a Governmental Authority, as long as such ownership interest or exercise of control does not result in or provide such Lender or its parent company with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender or its parent company (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any such Agreements made by such Lender or its parent company.”

3.5    Amendment to Section 2.06(c)(ii)(A) of the Credit Agreement. Section 2.06(c)(ii)(A) of the Credit Agreement is hereby amended by deleting “Fourth Amendment Effective Date” and replacing it with “Fifth Amendment Effective Date” and by deleting “$50,000,000” and replacing it with “$125,000,000”.
3.6    Amendment to Section 2.07(a) of the Credit Agreement. Section 2.07(a) of the Credit Agreement is hereby amended by deleting “$50,000,000” and replacing it with “$25,000,000” and by deleting “$20,000,000” and replacing it with “$10,000,000”.
3.7    Amendment to Section 3.04(c) of the Credit Agreement. Section 3.04(c)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“(ii)    If, as of the end of any Business Day, the Consolidated Cash Balance exceeds $50,000,000 (the amount of such excess being referred to as the “Excess Cash Amount”), then, within five Business Days of such date, the Borrower shall prepay Revolving Loans in an amount equal to the lesser of (x) such Excess Cash Amount and (y) the aggregate principal amount of all Revolving Loans outstanding at such time. Such prepayment will not result in the reduction of the Aggregate Revolving Commitments.”
3.8    Amendment to Section 4.03 of the Credit Agreement. Section 4.03(e) of the Credit Agreement is hereby amended by adding the following sentence to the end of such section:
“Subject to Section 12.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation.”
3.9    Amendments to Section 6.02 of the Credit Agreement. Section 6.02 of the Credit Agreement is hereby amended as follows:
(a)    by inserting a new section (e) thereof immediately following clause (d) thereof to read in full as follows:
“(e)    At the time of and immediately after giving effect to such Borrowing and the application of the proceeds thereof or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, the Consolidated Cash Balance shall not exceed an amount equal to $50,000,000.”
(b)    by amending and restating the final paragraph thereof to read in full as follows:
“Each request for a Borrowing and each request for the issuance, amendment, renewal or extension of any Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in Sections 6.02(a), 6.02(e) and 6.02(b) or 6.02(c), as applicable.”
3.10    Amendments to Article VII. Article VII of the Credit Agreement is hereby amended by adding new Section 7.23 thereto immediately after Section 7.22 thereof, which new Section 7.23 shall read in full as follows:

“Section 7.23.    EEA Financial Institution. No member of the APLP Group is an EEA Financial Institution.”
3.11    Amendment to Article VIII of the Credit Agreement. Article VIII of the Credit Agreement is hereby amended by inserting new Sections 8.10 and 8.11 thereof at the end of such article to read in full as follows:
“Section 8.10    Accounts. Each Obligor shall:
(a) from and after the 45th day following the Fifth Amendment Effective Date (or such later date as may be extended by the Administrative Agent in its sole discretion from time to time), cause all of its deposit accounts, securities accounts and commodity accounts, other than Excluded Accounts, to be subject to Account Control Agreements; and
(b) upon the request of the Administrative Agent, promptly provide a schedule of the deposit accounts, securities accounts and commodity accounts of the Obligors together with such other information in respect of such accounts as the Administrative Agent may reasonably request.”
“Section 8.11    Appraisal Reports. Each Obligor shall, and shall cause each of its Restricted Subsidiaries to, permit an independent appraisal firm selected by the Borrower and reasonably satisfactory to the Administrative Agent to perform an annual appraisal of the compression fleet of the APLP Group at the expense of the Borrower, with the first such appraisal being due on or before the 120th day following the Fifth Amendment Effective Date (or such later date as may be extended by the Administrative Agent in its sole discretion from time to time) and each appraisal thereafter being due on or before June 30 of each year; provided, that, notwithstanding anything in this Section 8.11 to the contrary, (x) if an Event of Default under Section 10.01(a), (d)(i) (but only with respect to a default in the performance of the obligations contained in Section 9.10), (e), (f), or (g) has occurred and is continuing, each Obligor shall, and shall cause each of its Restricted Subsidiaries to, permit an independent appraisal firm selected by the Administrative Agent to perform the appraisals set forth above upon request by the Administrative Agent from time to time at the expense of the Borrower,  and (y) if an Event of Default other than those described in clause (x) above has occurred and is continuing, each Obligor shall, and shall cause each of its Restricted Subsidiaries to, permit an independent appraisal firm selected by the Administrative Agent to perform the appraisals set forth above upon request by the Administrative Agent from time to time, but only two such appraisals performed during any fiscal year shall be at the expense of the Borrower.”
3.12    Amendments to Section 9.10 of the Credit Agreement. Sections 9.10(b) and 9.10(c) of the Credit Agreement are hereby amended and restated in its entirety to read in full as follows
“(b)    Total Leverage Ratio. APLP will not permit its Total Leverage Ratio (i) as of the last day of any Testing Period ending on or after March 31, 2016 but prior to March 31, 2018, to be greater than 5.95 to 1.00, (ii) as of the last day of the Testing Period ending on March 31, 2018, to be greater than 5.75 to 1.00 and (iii) as of the last day of any Testing Period ending on or after June 30, 2018, to be greater than 5.25 to 1.00; provided that if a Specified Acquisition occurs during any fiscal quarter ending on or after June 30, 2018,

APLP may increase its Total Leverage Ratio to be no greater than 5.50 to 1.00 for such fiscal quarter and the first two (2) full fiscal quarters after the fiscal quarter in which such Specified Acquisition occurs.
“(c)    Senior Secured Leverage Ratio. APLP will not permit its Senior Secured Leverage Ratio (i) as of the last day of any Testing Period ending on or after March 31, 2016 but prior to March 31, 2018, to be greater than 3.50 to 1.00, (ii) as of the last day of the Testing Period ending on March 31, 2018, to be greater than 3.75 to 1.00 and (iii) as of the last day of any Testing Period ending on or after June 30, 2018, to be greater than 4.00 to 1.00.”
3.13    Amendment to Article XII of the Credit Agreement. Article XIV of the Credit Agreement is hereby amended by adding new Section 12.20 thereto immediately after Section 12.19 thereof, which new Section 12.20 shall read in full as follows:
“Section 12.20.    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”
3.14    Annex I to the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit A attached hereto and Exhibit A attached hereto shall be deemed to be attached as Annex I to the Credit Agreement.
Section 4.    Amendments to Collateral Agreement.

4.1    Amendment to Section 2.01 of the Collateral Agreement. Section 2.01 of the Collateral Agreement is hereby amended by renaming clause (i) therein as clause (j) and renaming clause (j) therein as clause (k) and inserting the following new clause (i) therein immediately following clause (h) therein:
“(i)    all Deposit Accounts other than Excluded Deposit Accounts;”
Section 5.    Conditions Precedent. This Fifth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Fifth Amendment Effective Date”):
5.1    The Administrative Agent shall have received from the Majority Lenders (before giving effect to this Fifth Amendment), the Borrower, and each Guarantor counterparts (in such number as may be requested by the Administrative Agent) of this Fifth Amendment signed on behalf of such Persons.
5.2    The Borrower shall have paid, and the Administrative Agent and the Lenders shall have received, all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
5.3    The Administrative Agent shall have received a certified copy of resolutions satisfactory to it of the board of directors of Archrock GP LLC with respect to the cash distributions of APLP to be paid during the fiscal quarter ending June 30, 2016.
5.4    No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Fifth Amendment.
5.5    The Administrative Agent shall have received such other documents as the Administrative Agent (or its counsel) may reasonably request relating to the transactions contemplated by the Fifth Amendment.
Section 6.    Miscellaneous.
6.1    Confirmation. The provisions of the Credit Agreement, as amended by this Fifth Amendment, shall remain in full force and effect following the effectiveness of this Fifth Amendment. The amendments contemplated hereby shall not limit or impair any Liens granted by the Borrower, APLP or any other Obligor to secure the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness as it may be increased pursuant hereto.
6.2    Representations and Warranties.
(a)    Ratification and Affirmation. The Borrower and APLP hereby: (i) acknowledge the terms of this Fifth Amendment; (ii) ratify and affirm their obligations under, and acknowledge, renew and extend their continued liability under, each Loan Document to which they are a party and agree that each Loan Document to which they are a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (iii) agree that, from and after the Fifth

Amendment Effective Date, each reference to the Credit Agreement and the Collateral Agreement in the Security Instruments and the other Loan Documents shall be deemed to be a reference to the Credit Agreement and the Collateral Agreement, as amended by this Fifth Amendment; and (iv) represent and warrant to the Lenders that as of the date hereof, after giving effect to the terms of this Fifth Amendment: (A) all of the representations and warranties made by the Borrower and APLP contained in each Loan Document to which they are a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof), unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date and (B) no Default or Event of Default has occurred and is continuing.
(b)    Corporate Authority; Enforceability; No Conflicts. The Borrower and APLP hereby represent and warrant to the Lenders that (i) they have all necessary power and authority to execute, deliver and perform their respective obligations under this Fifth Amendment; (ii) the execution, delivery and performance by the Borrower and APLP of this Fifth Amendment has been duly authorized by all necessary action on their part; (iii) this Fifth Amendment has been duly executed and delivered by the Borrower and APLP and constitutes the legal, valid and binding obligation of the Borrower and APLP in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditor’s rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (iv) the execution and delivery of this Fifth Amendment by the Borrower and APLP and the performance of their respective obligations hereunder require no authorizations, approvals or consent, or registration or filing with, or further action by, any Governmental Authority, except for those that have been obtained or made and are in effect; and (v) neither the execution and delivery of this Fifth Amendment nor compliance with the terms hereof will contravene, or result in a breach of, the charter or by-laws of the Borrower and APLP, any Governmental Requirement, any agreement or instrument to which the Borrower and APLP is a party (other than any agreement or instrument the contravention of which or breach of which could not reasonably be expected to be materially adverse to any Secured Party) or by which it is bound or to which it or its Properties are subject, or constitute a default under any such agreement or instrument.
6.3    Loan Document. This Fifth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
6.4    Parties in Interest. All of the terms and provisions of this Fifth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
6.5    Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by facsimile transmission or electronic transmission (e.g., PDF) shall be effective as delivery of a manually executed counterpart hereof.

6.6    NO ORAL AGREEMENT. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
6.7    GOVERNING LAW. THIS FIFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first written above.

ARCHROCK PARTNERS OPERATING LLC, as Borrower

By:    /s/ David S. Miller
Name:    David S. Miller

Title:	Senior Vice President and Chief Financial Officer

Signature Page to Fifth Amendment – Archrock Partners, L.P.

ARCHROCK PARTNERS, L.P., as Guarantor

By:	ARCHROCK GENERAL PARTNER, L.P., its general partner

By:	ARCHROCK GP LLC, its general partner

By:    /s/ David S. Miller
Name:    David S. Miller

Title:	Senior Vice President and Chief Financial Officer

Signature Page to Fifth Amendment – Archrock Partners, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Swingline Lender and as a Lender

By:    /s/ Michael Janak
Name:    Michael Janak
Title:     Managing Director

Signature Page to Fifth Amendment – Archrock Partners, L.P.

JPMORGAN CHASE BANK, N.A., as a Lender

By:    /s/ Thomas Okamoto
Name:    Thomas Okamoto
Title:    Authorized Officer

Signature Page to Fifth Amendment – Archrock Partners, L.P.

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:    /s/ Lexanne Cooper
Name:    Lexanne Cooper
Title:     Authorized Signatory

Signature Page to Fifth Amendment – Archrock Partners, L.P.

ROYAL BANK OF CANADA, as a Lender

By:    /s/ Evans Swann, Jr.
Name:    Evans Swann, Jr.
Title:     Authorized Signatory

Signature Page to Fifth Amendment – Archrock Partners, L.P.

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:    /s/ James D. Weinstein
Name:    James D. Weinstein
Title:     Managing Director

Signature Page to Fifth Amendment – Archrock Partners, L.P.

REGIONS BANK, as a Lender

By:    /s/ Richard Kaufman
Name:    Richard Kaufman
Title:     Managing Director

Signature Page to Fifth Amendment – Archrock Partners, L.P.

COMPASS BANK, as a Lender

By:    /s/ Preston Wallace
Name:    Preston Wallace
Title:     Vice President

Signature Page to Fifth Amendment – Archrock Partners, L.P.

BANK OF NOVA SCOTIA, as a Lender

By:    /s/ Mark Sparrow
Name:    Mark Sparrow
Title:     Director

Signature Page to Fifth Amendment – Archrock Partners, L.P.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:    /s/ Michael Willis
Name:    Michael Willis
Title:     Managing Director

By:    /s/ David Gurghigian
Name:    David Gurghigian
Title:     Managing Director

Signature Page to Fifth Amendment – Archrock Partners, L.P.

BRANCH BANKING AND TRUST, as a Lender

By:    /s/ DeVon J. Lang
Name:    DeVon J. Lang
Title:     Senior Vice President

Signature Page to Fifth Amendment – Archrock Partners, L.P.

MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A., as a Lender

By:    /s/ Stephen W. Warfel
Name:    Stephen W. Warfel
Title:     Managing Director

Signature Page to Fifth Amendment – Archrock Partners, L.P.

TRUSTMARK NATIONAL BANK, as a Lender

By:    /s/ Jeffrey A. Deutsch
Name:    Jeffrey A. Deutsch
Title:    Senior Vice President

Signature Page to Fifth Amendment – Archrock Partners, L.P.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:    /s/ Ryan Quinn
Name:    Ryan Quinn
Title:     Assistant Vice President

Signature Page to Fifth Amendment – Archrock Partners, L.P.

RAYMOND JAMES BANK, N.A., as a Lender

By:    /s/ Scott G. Axelrod
Name:    Scott G. Axelrod
Title:     Senior Vice President

Signature Page to Fifth Amendment – Archrock Partners, L.P.

BOKF, NA D/B/A BANK OF TEXAS, as a Lender

By:    /s/ Jessica Morrison
Name:    Jessica Morrison
Title:     Relationship Manager

Signature Page to Fifth Amendment – Archrock Partners, L.P.

BANK OF AMERICA, N.A., as a Lender
By:     /s/ Tyler Ellis
Name:    Tyler Ellis
Title:     Senior Vice President

Signature Page to Fifth Amendment – Archrock Partners, L.P.

GOLDMAN SACHS BANK USA, as a Lender
By:     /s/ Jerri Li
Name:    Jerri Li
Title:     Authorized Signatory

Signature Page to Fifth Amendment – Archrock Partners, L.P.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:     /s/ Matthew Brice
Name:    Matthew Brice
Title:     Vice President

Signature Page to Fifth Amendment – Archrock Partners, L.P.

CITIBANK, N.A., as a Lender
By:     /s/ Saqeeb Ludhi
Name:    Saqeeb Ludhi
Title:     Vice President

Signature Page to Fifth Amendment – Archrock Partners, L.P.

SANTANDER BANK, N.A., as a Lender
By:     /s/ David O’Driscoll
Name:    David O’Driscoll
Title:     Senior Vice President

By:     /s/ Jeffrey Freedman
Name:    Jeffrey Freedman
Title:     Vice President

Signature Page to Fifth Amendment – Archrock Partners, L.P.

CIT BANK, N.A., as a Lender
By:     /s/ Michael A. Robinson
Name:    Michael A. Robinson
Title:     Vice President

Signature Page to Fifth Amendment – Archrock Partners, L.P.

REAFFIRMATION AND RATIFICATION: Each Guarantor hereby (a) acknowledges the terms of this Fifth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party, including the Guaranty Agreement, and agrees that each Loan Document to which it is a party, including the Guaranty Agreement, remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Fifth Amendment: (i) all of the representations and warranties made by such Guarantor contained in each Loan Document to which such Guarantor is a party, including the Guaranty Agreement, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof) as though made on and as of the Fifth Amendment Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing.

ACKNOWLEDGED AND RATIFIED:    ARCHROCK PARTNERS, L.P.

By:	ARCHROCK GENERAL PARTNER, L.P., its general partner

By:	ARCHROCK GP LLC, its general partner

By:    /s/ David S. Miller
Name:    David S. Miller

Title:	Senior Vice President and Chief Financial Officer

ARCHROCK PARTNERS LEASING LLC

By:    /s/ David S. Miller
Name:    David S. Miller

Title:	Senior Vice President and Chief Financial Officer

ARCHROCK PARTNERS FINANCE CORP.

By:    /s/ David S. Miller
Name:    David S. Miller

Signature Page to Fifth Amendment – Archrock Partners, L.P.

Title:	Senior Vice President and Chief Financial Officer

Signature Page to Fifth Amendment – Archrock Partners, L.P.

EXHIBIT A

ANNEX I
AGGREGATE REVOLVING COMMITMENTS AND AGGREGATE TERM LOANS
(as of the Fifth Amendment Effective Date immediately after
giving effect to the Fifth Amendment)

	Allocations
Institution	Revolver	Term Loan	Total

Wells Fargo Bank, National Association	$63,437,884.46	$15,089,101.24	$78,526,985.70
Credit Agricole Corporate and Investment Bank	$60,655,017.05	$13,125,000.00	$73,780,017.05
JPMorgan Chase Bank, N.A.	$60,655,017.05	$13,125,000.00	$73,780,017.05
Royal Bank of Canada	$60,655,017.05	$13,125,000.00	$73,780,017.05
Bank of America, N.A.	$53,854,166.67	$11,250,000.00	$65,104,166.67
MUFG Union Bank, N.A.	$50,989,583.33	$9,375,000.00	$60,364,583.33
Regions Bank	$50,989,583.33	$9,375,000.00	$60,364,583.33
Compass Bank	$52,005,208.34	$8,267,045.45	$60,272,253.79
Toronto Dominion (New York) LLC	$52,135,416.67	$6,625,000.00	$58,760,416.67
Sumitomo Mitsui Banking Corporation	$46,685,606.06	$8,987,603.31	$55,673,209.37
Citibank, N.A.	$45,833,333.33	‑	$45,833,333.33
Bank of Nova Scotia	$36,093,750.00	$5,625,000.00	$41,718,750.00
Branch Banking and Trust	$36,093,750.00	$5,625,000.00	$41,718,750.00
Capital One, National Association	$26,067,708.33	$6,562,500.00	$32,630,208.33
Santander Bank, N.A.	$32,083,333.33	‑	$32,083,333.33
PNC Bank, N.A.	$22,286,458.33	$4,687,500.00	$26,973,958.33
Raymond James Bank, N.A.	$14,895,833.33	$11,656,250.00	$26,552,083.33
CIT Bank N.A.	$22,916,666.67	‑	$22,916,666.67
Trustmark National Bank	$18,619,791.67	$4,687,500.00	$23,307,291.67
Goldman Sachs Bank USA	$11,171,875.00	$2,812,500.00	$13,984,375.00
BOKF, NA d/b/a Bank of Texas	$6,875,000.00	‑	$6,875,000.00
Total	$825,000,000.00	$150,000,000.00	$975,000,000.00

Exhibit A
Fifth Amendment